UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 12, 2009

Nash-Finch Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-785	41-0431960
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7600 France Avenue South, Edina, Minnesota		55435
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-832-0534

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 12, 2009, Nash Finch Company issued a press release announcing that the Board of Directors approved a share repurchase program authorizing the Company to spend up to $25 million dollars to purchase shares of the Company's common stock. The program will take effect as soon as administratively practicable, but no earlier than November 16, 2009, and will continue until December 31, 2010. The press release by which this program was announced is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) 99.1 Press release issued by Nash Finch Company on November 12, 2009, announcing stock repurchase program.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nash-Finch Company

November 12, 2009	By:	/s/ Robert B. Dimond

Name: Robert B. Dimond
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by the registrant, dated November 12, 2009